UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

     Date of report (Date of earliest event reported):  November 28, 2005


                           Integrated BioPharma, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

          000-28876                                   22-2407475
  (Commission File Number)                  (IRS Employer Identification No.)

                225 Long Avenue
          Hillside, New Jersey                            07205
  (Address of Principal Executive Offices)              (Zip Code)

                                 (973) 926-0816
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

          On November 28 2005, Integrated BioPharma, Inc. (the "Company") announced that, effective November 17, 2005, Dina L. Masi, CPA was appointed as the Company's new Senior Vice President and Chief Financial Officer. Ms. Masi will act as the Company's principal financial and accounting officer for purposes of its reports under the Securities Exchange Act of 1934. Ms. Masi is 44 years old and succeeds Eric Friedman, who was the acting Chief Financial Officer since the resignation of Gregory Gould in August 2005. Mr. Friedman will be dedicating his time to his duties and responsibilities as the Chief Executive Officer of AgroLabs, Inc., a wholly-owned subsidiary of INB.

          Ms. Masi most recently operated a financial services consulting firm, DLM Accounting and Financial Services, LLC, providing accounting and financial services to small business owners and SEC registrants from May 2005 to November 2005. From June 2002 to December 2004, Ms. Masi served as the Chief Financial Officer and Senior Vice President of Prescott Funding, LLC, a licensed residential mortgage lender specializing in non-conforming consumer lending. Ms. Masi also served as the Chief Financial Officer and Senior Vice President of Fintek, Inc., a privately owned financial consulting services company, from July 2001 to September 2005 and as Management Information Officer from February 1998 to July 2001. Prior to that, Ms. Masi was the Chief Financial Officer and Executive Vice-President of The Aegis Consumer Funding Group, Inc., a publicly-traded consumer finance company that specialized in the automobile receivables, from July 1992 to January 1998. Prior to her time at Aegis, Ms. Masi was with BDO Seidman, LLP. Ms. Masi earned a Bachelor of Business Administration from St. Bonaventure University, St. Bonaventure, NY. She is a Certified Public Accountant.

          During the last two years, the Company paid DLM Accounting and Financial Services, LLC, of which Ms. Masi is the sole member, approximately $6,700 for consulting services.

          A Copy of the press release announcing Ms. Masi's appointment is included as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.   Description
99.1          Press Release of Integrated  BioPharma,  Inc., issued on
              November 28, 2005, announcing the appointment of Dina L. Masi as Senior Vice President and Chief Financial Officer

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                               INTEGRATED BIOPHARMA, INC.


Date:  November 28, 2005       By:/s/ Dina L. Masi
                               Dina L. Masi
                               Senior Vice President and Chief Financial Officer